Exhibit 10.36
ACKNOWLEDGEMENT AGREEMENT
     This ACKNOWLEDGEMENT AGREEMENT (“Agreement”), dated as of March 3, 2008 is entered into by and among BANK OF AMERICA, N.A., as Senior Agent (as defined below), SPECIAL SITUATIONS INVESTING GROUP, INC., as administrative agent and collateral agent under the Bridge Facility Agreement (as defined below), THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee and collateral agent under the Indenture referred to below, and AMERICAN COLOR GRAPHICS, INC., a New York corporation (the “Borrower”).
WITNESSETH:
     WHEREAS, the Borrower, ACG Holdings, Inc. as guarantor (the “Guarantor”), the financial institutions party thereto from time to time (the “Senior Lenders”), and Bank of America, N.A. as the administrative agent and collateral agent for the Senior Lenders (in such capacity, the “Senior Agent”) are parties to that certain Amended and Restated Credit Agreement, dated as of May 5, 2005, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2006, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 30, 2007, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 13, 2007, as further amended by that certain letter agreement dated as of July 3, 2007, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 28, 2007, as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement and Temporary Waiver Agreement, dated as of November 14, 2007, and as further amended by that certain Sixth Amendment to Amended and Restated Credit Agreement and Temporary Waiver Agreement, dated as of February 12, 2007 (as heretofore amended, the “Existing Credit Agreement”);
     WHEREAS, the Borrower, the Guarantor, certain lenders identified therein (the “Bridge Lenders”) and Special Situations Investing Group, Inc., as the administrative and collateral agent (the “Bridge Agent”) for the Bridge Lenders have entered into that certain Bridge Facility Agreement, of even date herewith, pursuant to which the Bridge Lenders have agreed to make certain credit facilities available to the Borrower (the “Bridge Facility Agreement”);
     WHEREAS, the Borrower and The Bank of New York, as the trustee and the collateral agent (in its capacity as collateral agent and any successor collateral agent thereunder, the “Trustee”) are parties to that certain Indenture, dated as of July 3, 2003 (as such Indenture may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the “Indenture”) governing the rights and duties of the Borrower under the 10% Senior Secured Notes due 2010 and Second Lien Supplemental Notes due March 15, 2008;
     WHEREAS, the Senior Agent, the Trustee and the Borrower are parties to and governed by that certain Intercreditor Agreement, dated as of July 3, 2003 (the “Noteholder Intercreditor Agreement”);

     WHEREAS, the Senior Agent, the Bridge Agent and the Borrower are parties to and governed by that certain Bridge Facility Intercreditor Agreement, dated as of March 3, 2008 (the “Bridge Facility Intercreditor Agreement”; and together with the Noteholder Intercreditor Agreement, the “Intercreditor Agreements”)
     WHEREAS, the Borrower and the Guarantor have requested the Senior Agent and the Senior Lenders to enter into a Seventh Amendment to Amended and Restated Credit Agreement and Temporary Waiver Agreement, of even date herewith (the “Seventh Amendment”), in connection with the Borrower’s entering into the Bridge Facility Agreement;
     WHEREAS, the Senior Agent and the Senior Lenders are willing to enter into the Seventh Amendment, subject to certain conditions, including without limitation, the execution and delivery of this Agreement;
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Definitions. Unless otherwise defined herein, (a) terms defined in the Bridge Facility Intercreditor Agreement and used herein shall have the meanings given to them in the Bridge Facility Intercreditor Agreement and (b) all terms defined in the Noteholder Intercreditor Agreement and not defined herein or in the Bridge Facility Intercreditor Agreement shall have the meanings specified therein.
     2. Acknowledgements.
          (a) The Trustee, on its own behalf and on behalf of the Noteholders, acknowledges that the Senior Agent is entering into the Bridge Facility Intercreditor Agreement and the Trustee consents to the terms thereof.
          (b) The Bridge Facility Agent, on its own behalf and on behalf of the Bridge Lenders, acknowledges that the Senior Agent is party to the Noteholder Intercreditor Agreement and the Bridge Facility Agent consents to the terms thereof.
     3. Relative Rights. Prior to the Discharge of Senior Lender Claims (as defined in each of the Intercreditor Agreements):
          (a) For the purpose of establishing the rights of the Senior Agent and the Senior Lenders as against and relative to (i) the Trustee and the Noteholders and (ii) the Bridge Agent and the Bridge Lenders, the Bridge Lender Claims and the Noteholder Claims and all rights in respect thereto shall, in all respects, be junior and subordinate to the Senior Lender Claims and the rights of the Senior Agent and the Senior Lenders; and the Senior Agent and the Senior Lenders may for all purposes treat the Bridge Lender Claims and the Noteholder Claims as equally junior and subordinate without regard to the relative rights and rankings of the junior claimants. By way of example, should the Bridge Lenders and the Noteholders be granted additional liens as adequate protection as contemplated under Section 6 of each of the Intercreditor Agreements, the liens granted to such parties shall be junior in all cases to the interests of the Senior Agent as provided in each of the Intercreditor Agreements.
          (b) Notwithstanding the junior status of the Bridge Lender Claims and the Noteholder Claims as provided in paragraph 2(a) above, each of the Trustee and the Bridge Agent shall be authorized to exercise its own respective rights and remedies under the Noteholder Documents and the Bridge Facility Documents, respectively subject to the provisions of their respective Intercreditor Agreements and of Sections 11.01 and 11.03 of the Indenture.
          (c) The Bridge Agent, for itself and on behalf of the Bridge Lenders, agrees that the provisions of Section 2.04, the representations and warranties contained in Article VI, the affirmative and negative covenants set forth in Articles VII and VIII of the Bridge Facility Agreement, respectively, and any similar or related covenant, representation or warranty contained in any other Bridge Facility Document (collectively, the “Applicable Provisions”), shall be suspended and have no force and effect. For the avoidance of doubt and without limiting the generality of the foregoing, prior to the Discharge of Senior Lender Claims, the Bridge Agent, for itself and on behalf of the Bridge Lenders, agrees that the Bridge Agent and the Bridge Lenders shall not declare a Default or Event of Default (within the meaning of the Bridge Facility Agreement), impose a default rate of interest, refuse to make loans under Section 5.02 of the Bridge Facility Agreement, or exercise any rights or remedies under Section 9.02 of the Bridge Facility Agreement or any other Bridge Lender Documents as a result of (i) the Borrower’s or the Guarantor’s failure to comply with the Applicable Provisions or (ii) Sections 9.01(f) (Inability to Pay Debts), 9.01(g) (Judgments), 9.01(h) (ERISA), 9.01(i) (Invalidity of Loan Documents), 9.01(j) (Change of Control), or 9.01(k) (Default under Permitted Receivables Financing) of the Bridge Facility Agreement. Notwithstanding the foregoing, the Bridge Lenders shall have the right to refuse to make Incremental Advances (as defined in the Bridge Facility Agreement) as a result of a failure of any condition set forth in Section 5.02(c), (d), (e), (f) or (g) thereof.
          (d) The Bridge Facility Agreement shall not be amended to create or impose any affirmative or negative covenants, representations or warranties, defaults or events of default (or the functional equivalent of such provisions) or other obligations on the Borrower or the Guarantor which would be or become effective prior to the Discharge of the Senior Lender Claims.
     4. Reinstatement of Bridge Facility Agreement Provisions. Upon the Discharge of Senior Lender Claims, all of the Applicable Provisions, and all Defaults and Events of Default that occurred prior to and are continuing at the Discharge of Senior Lender Claims, shall, without notice to the Borrower or any other Person, immediately be fully reinstated and become effective for all purposes under the Bridge Facility Agreement and the other Bridge Facility Documents.
     5. Payments of Amounts, etc. to the Trustee. The Bridge Agent, on behalf of itself and the Bridge Lenders, hereby directs the Senior Agent to pay all amounts payable to the Bridge Agent under the Bridge Facility, and deliver any proceeds of Common Collateral (as defined in each of the Intercreditor Agreements) and all Pledged Collateral (as defined in each of the

Intercreditor Agreements) deliverable to the Bridge Agent, to the Trustee on behalf of the Bridge Agent and the Bridge Lenders. The Senior Agent shall have discharged its obligations to the Bridge Agent and the Bridge Lenders upon delivery of such amounts, any such proceeds and Pledged Collateral, if any, to the Trustee upon delivery of the same.
     6. Supplemental Indenture. The Trustee and the Borrower represent that they have entered into the First Supplemental Indenture, in the form annexed hereto as Exhibit “A”.
     7. Waiver of Certain Claims; Reaffirmation. Each of the Trustee, on its own behalf and on behalf of the Noteholders, and the Bridge Agent, on its own behalf and on behalf of the Bridge Lenders, agrees that it shall not assert that any of the provisions of their respective Intercreditor Agreement or any of their agreements to act or forbear from acting, is unenforceable or is excused by virtue of the execution and consummation of this Agreement or the Bridge Facility Intercreditor Agreement or as a result of any conflict between the provisions of this Agreement and each of the Intercreditor Agreements or a conflict between the provisions of each Intercreditor Agreement. Each of the Trustee, on its own behalf and on behalf of the Noteholders, and the Bridge Agent, on its own behalf and on behalf of the Bridge Lenders, hereby reaffirms that it is bound by all of the terms and obligations of the respective Intercreditor Agreement to which it is a party and that it is responsible for the observation and full performance of such respective terms and obligations.
     8. Representations and Warranties. Each of the parties hereto represent and warrant to the other parties hereto that, as of the date hereof:
          (a) the execution, delivery and performance by such party of this Agreement (i) has been duly authorized by all requisite corporate action on the part of such party; and (ii) will not violate (x) any provision of any statute, rule or regulation, or any organizational document of such party, (y) any applicable order of any court or any rule, regulation or order of any other agency of government, or (z) any indenture, agreement or other instrument to which such party is a party or by which such party or any of its property is bound, or be in conflict with, result in a breach of, constitute (with notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, agreement, or other instrument;
          (b) such party has obtained all consents and waivers from any Persons (as defined in each Intercreditor Agreements) necessary for the execution, delivery and performance of this Agreement, and any other document or transaction contemplated hereby;
     9. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Bridge Lender Documents, the provisions of this Agreement shall govern.
     10. Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding (as defined in each of the Intercreditor Agreements).
     11. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Bridge Agent, the Trustee or the Senior Agent shall be deemed to be made unless the same shall be in writing and signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the consent of the Bridge Agent, the Trustee and the Senior Agent, as applicable, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement.
     12. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 12 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.
     13. Notices. All notices to the Noteholders, the Bridge Lenders, the Senior Lenders, the Senior Agent, the Bridge Agent, or the Trustee which are permitted or required under this Agreement shall be sent in accordance with the terms of the applicable Intercreditor Agreement.
     14. Documents. This Agreement is a Bridge Lender Document and a Noteholder Document, as the case may be, and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the respective Bridge Lender Documents and the Noteholder Documents, as the case may be.
     15. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
     16. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agent, the Senior Lenders, the Trustee, the Noteholders, the Bridge Agent, the Bridge Lenders, and their respective permitted successors and assigns.
     17. Specific Performance. The Senior Agent may demand specific performance of this Agreement. The Bridge Agent, on behalf of itself and the Bridge Lenders and the Trustee, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent.
     18. Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word “from”

means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.
     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.
     20. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     21. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Bridge Agent, the Bridge Lenders, the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.
     22. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include any Borrower or Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Senior Agent: BANK OF AMERICA, N.A., as Senior Agent
By:
Name:
Title:

Address:

Trustee: THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
By:
Name:
Title:

Address:

Bridge Agent: SPECIAL SITUATIONS INVESTING GROUP, INC., as Bridge Agent
By:
Name:
Title:

Address:

[Signatures Continued]

AMERICAN COLOR GRAPHICS, INC.
By:
	Name:	Patrick W. Kellick
	Title:	Executive Vice President

Address:
100 Winner’s Circle
Brentwood, TN 37027
Attention: Patrick W. Kellick
Telecopy no.: (625) 377-0348
email address: pat.kellick@amcg.com